CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
                               (THE "COMPANY")

                         SUPPLEMENT TO THE PROSPECTUS
                            DATED OCTOBER 1, 1995

                          CLASS A AND CLASS B SHARES
                  CMIA LIFESPAN CAPITAL APPRECIATION ACCOUNT
                        CMIA LIFESPAN BALANCED ACCOUNT
                   CMIA LIFESPAN DIVERSIFIED INCOME ACCOUNT
                          (THE "LIFESPAN ACCOUNTS")


     At a meeting of the Company's shareholders on February 14, 1996, the shareholders approved several changes to the management of the Company and the LifeSpan Accounts as a result of the merger (the "Merger") between Connecticut Mutual Life Insurance Company ("Connecticut Mutual") and Massachusetts Mutual Life Insurance Company ("Massachusetts Mutual"). Connecticut Mutual is the indirect parent company of G.R. Phelps & Co., Inc. ("G.R. Phelps"), the current investment adviser to the LifeSpan Accounts. The Merger is expected to be consummated on March 1, 1996.

     The shareholders have approved the following changes effective as noted below:

O     The selection of OppenheimerFunds, Inc. ("Oppenheimer"), Two World Trade
  Center, New York, NY, as the investment adviser to the LifeSpan Accounts. Oppenheimer is a registered investment adviser, which together with its affiliates, has over $38 billion in assets under management. Oppenheimer is an indirect subsidiary of Massachusetts Mutual. (Effective immediately upon the consummation of the Merger.)

The rate of the investment management fee applicable to each LifeSpan Account will not change as a result of Oppenheimer's assumption of the management of the Accounts. Oppenheimer will be responsible to pay subadvisory fees directly to the LifeSpan Accounts' respective subadvisers.

O     The selection of Babson-Stewart Ivory International ("Babson-Stewart"),
  a registered investment adviser and affiliate of Massachusetts Mutual, as the subadviser to the International Component of each of LifeSpan Capital Appreciation Account and Balanced Account. Scudder, Stevens & Clark, Inc. ("Scudder"), the current subadviser to the International Component of such Accounts, will not provide subadvisory services after the Merger. The rate of the subadvisory fee to be paid by Oppenheimer to Babson-Stewart is less than that paid by G.R. Phelps to Scudder. However, unlike the current Scudder fee arrangement Babson-Stewart's subadvisory fee will not be calculated on the aggregate assets of the Accounts managed by Babson-Stewart. (Effective immediately upon the consummation of the Merger.)

     O     The selection of OppenheimerFunds Distributor, Inc. ("OFD"), an affiliate of Oppenheimer, as the principal underwriter of the LifeSpan Accounts' shares. (Effective March 18, 1996.)

     O     The amendment of each LifeSpan Account's Class A Rule 12b-1 distribution plan to permit the payment of service fees to OFD and others, including affiliates of OFD ("Qualified Recipients"). (Effective March 18, 1996.)

The maximum level of payment to OFD and Qualified Recipients pursuant to the Class A Rule 12b-1 plans will not be increased from the present maximum level.

     O     The amendment of each LifeSpan Account's Class B Rule 12b-1 distribution plan to permit OFD and Qualified Recipients to be compensated for expenditures under the Class B Rule 12b-1 plan for the full amount of the authorized payment. (Effective March 18, 1996.)

The maximum level of payment to OFD and Qualified Recipients pursuant to the Class A Rule 12b-1 plans will not be increased from the present maximum level.

     O     The election of twelve (12) new directors to serve as the Company's
 Board of Directors.  (Effective May 31, 1996.)

     The Company's Board of Directors has also approved the appointment of OppenheimerFunds Services as the Company's transfer agent and shareholder servicing agent effective March 18, 1996.

     Until the transition to full service by Oppenheimer and its affiliates to the LifeSpan Accounts is completed after the consummation of the Merger, distribution services will continue to be provided by Connecticut Mutual Financial Services, L.L.C. (the current distributor) and transfer agency and shareholder services will be provided by National Financial Data Services (the current transfer agent).


February 16, 1996